PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated August 21, 2015,
to
Prospectuses dated May 1, 2015,
 for
 PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts, and
MPremeirSM VUL Contracts

This Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus.  This Supplement updates certain information in the Contract prospectus you own and is not intended to be a prospectus or offer for any other Contract that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in your Prospectus and Statement of Additional Information (SAI).

We are issuing this Supplement to describe a recent change to the PSF SP Small-Cap Value Portfolio.

One of the subadvisers to the PSF SP Small-Cap Value Portfolio has been removed.  ClearBridge Investments, LLC no longer serves as a subadviser to the portfolio.  Goldman Sachs Asset management, L.P. is the sole-subadviser for the Portfolio.

The following change applies to your prospectus:

The Funds

The PSF SP Small-Cap Value Portfolio row in the Affiliated Funds table is herby deleted and replaced with the following:

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
PRUDENTIAL SERIES FUND
PSF SP Small-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

PRODUCTSUP102
PCP2, PCP214, PCP215, VULP14, VULP15, MPVUL